1st SOURCE MONOGRAM FUNDS


    Supplement Dated December 30, 1999 to the Prospectus dated August 1, 1999

1.  The  following   information   supplements  the  disclosure  concerning  the
Diversified Equity Fund, as follows:

         As of January 1, 2000, 1st Source Bank (the "Adviser") will assume full investment management responsibilities for the Diversified Equity Fund and the Adviser will no longer utilize the services of the three sub-investment advisers currently being employed for that Fund. As of that date, Miller Anderson & Sherrerd LLP, Loomis Sayles & Company, L.P., and Standish, Ayer & Wood, Inc. (the "Sub-Advisers") will cease providing investment advisory services to the Fund and an Investment Committee comprised of employees of the Adviser will be responsible for the day-to-day management of the Fund's portfolio. Accordingly, the information contained on Page 32 of the Prospectus regarding the Sub-Advisers is superceded by the foregoing information.

         In connection with this change in the investment advisory operations for the Diversified Equity Fund, the Adviser has agreed to voluntarily limit its investment advisory fee from 0.99% of the Fund's average daily net assets to 0.80% of the Fund's average daily net assets through the end of the Fund's fiscal year of March 31, 2000.


2. The following information supplements the disclosure concerning the Income Fund, as follows:

         The day to day investment operations of the Income Fund are conducted by an Investment Committee comprised of employees of the Adviser. Mr. Pascal M. Romano no longer serves as the portfolio manager for the Income Fund.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE